UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

FC Banc Corp

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	33-53596 (Commission File Number)	34-1718070 (IRS Employer Identification No.)

105 Washington Square, Bucyrus, Ohio	44820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 419-562-7040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 24, 2005, FC Banc Corp mailed a letter to its shareholders stating that its board of directors had preliminarily approved a going private transaction in which FC Banc Corp shareholders holding fewer than 500 shares would receive $29.12 in cash for each FC Banc Corp common share that they held prior to the going private transaction. The purpose of the transaction is to reduce the number of holders of record of FC Banc Corp common shares to less than 300, after which FC Banc Corp intends to terminate the registration of its common shares with the Securities and Exchange Commission. FC Banc Corp’s letter to its shareholders is filed as Exhibit 99 to this Current Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Number	Exhibit

99	FC Bancorp letter to its shareholders.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Dated: June 24, 2005	FC Banc Corp
	By:	/s/ Coleman J. Clougherty
Coleman J. Clougherty, President

Exhibit Index

Number	Exhibit

99	FC Bancorp letter to its shareholders.

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